                                                                    EXHIBIT 23.1

             [LETTERHEAD OF PRICEWATERSHOUSECOOPERS APPEARS HERE]

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 23, 1999 relating to the financial statements and financial statement schedules of Brookstone, Inc. which appear in Brookstone's Annual Report on Form 10-K for the year ended January 30, 1999.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 8, 2000

                                       9